SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 24, 2003
                                                   -----------------

                           LOMBARDIA ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-29525                   33-0889197
   -----------------------        ----------------              ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
             of incorporation)      File Number)             Identification No.)

707 Westchester Avenue, Suite 213, White Plains, New York            10604
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (914) 949-5500
                                                     --------------


                2600 Michelson Drive, Suite 490, Irvine, CA 92612
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          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K


                           LOMBARDIA ACQUISITION CORP.


                                February 24, 2003


Item 1.  Changes in Control of Registrant

     On February 24, 2003, Charles S. Brofman, James D. Burchetta and Michael S. Harris (collectively, the "Principal Stockholders") purchased 22,500,000 newly-issued shares of common stock of Lombardia Acquisition Corp. ("Lombardia"), representing 84.6% of Lombardia's then outstanding shares of common stock. Pursuant to a Stock Purchase Agreement, dated February 20, 2003 and effective as of January 13, 2003, between Lombardia and each of the Principal Stockholders, Lombardia received an aggregate cash payment of $22,500 in consideration for the sale of such shares to the Principal Stockholders. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1, which is incorporated herein in its entirety by reference.

     As a result of purchasing these shares in Lombardia, control of Lombardia passed from Danilo Cacciamatta, who previously served as Lombardia's sole officer and director and held 309,000 shares of its common stock, representing 61.8% of such shares, to the Principal Stockholders. On February 24, 2003, in accordance with Lombardia's by-laws for filling newly-created board vacancies, Mr. Cacciamatta, the sole existing director, appointed Charles S. Brofman, James
D. Burchetta, Michael S. Harris and Lawrence Dwyer to serve as additional directors of Lombardia, with the appointments of Messrs. Brofman, Harris and Dwyer to take effect only upon compliance by Lombardia with the provisions of
Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 promulgated thereunder.

     In addition, on February 24, 2003, Mr. Burchetta was named Co-Chairman of the Board, President and Chief Executive Officer, Mr. Brofman was named non-executive Co-Chairman of the Board, and Mr. Harris was named Executive Vice President and General Counsel. Mr. Cacciamatta, who resigned his position as Chief Executive Officer, remains Lombardia's Chief Financial Officer.

     Following the foregoing management changes, the Lombardia Board of Directors intends to propose, subject to necessary stockholder approval, changing Lombardia's name and amending Lombardia's Certificate of Incorporation to increase the number of authorized shares of Lombardia common stock from 20,000,000 shares to 50,000,000 shares. Lombardia


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intends to file with the Securities and Exchange Commission an information statement pursuant to Regulation 14C of the Securities Exchange Act of 1934 with respect to stockholder approval of the proposals described above.

Item 7. Financial Statements and Exhibits

       (a) Exhibits.
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           2.1   Stock Purchase Agreement, dated February 20, 2003 and effective as of January 13, 2003, by and between Lombardia Acquisition Corp. and each of Charles S. Brofman, James D. Burchetta and Michael S. Harris.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           LOMBARDIA ACQUISITION CORP.


Dated:  March 11, 2003     By:/s/Danilo Cacciamatta
                              -------------------------------------------------
                                 Danilo Cacciamatta
                                 Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number

   2.1 Stock Purchase Agreement, dated February 20, 2003 and effective as of January 13, 2003, by and between Lombardia Acquisition Corp. and each of Charles S. Brofman, James D. Burchetta and Michael S. Harris.



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